Exhibit 10.2

AMENDMENT NO. 1 TO
SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is dated June 1, 2007 and is entered into by and among Alteon Inc., a Delaware corporation (the “Company”), and the purchasers (the “Purchasers”) identified on the signature pages to that certain Series B Preferred Stock and Warrant Purchase Agreement dated as of April 5, 2007 (the “Purchase Agreement”), by and among the Company and the purchasers named therein.

WHEREAS, the Company and the Purchasers are parties to the Purchase Agreement; and

WHEREAS, in accordance with Section 6.4 of the Purchase Agreement, the Company and the Purchasers desire to amend the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Amendments.

a)	The definition of Per Share Purchase Price is hereby deleted in its entirety and replaced with the following:

“‘Per Share Purchase Price’ means $0.05 per share (to be adjusted for all subsequent stock splits, stock dividends, consolidations, recapitalizations and reorganizations, including, but not limited to, the Reverse Stock Split).”

b)	Section 4.11(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the Commission the Proxy Statement in form and substance reasonably satisfactory to the Company and the Purchasers in order to duly call, give notice of and hold the Shareholder Meeting on or prior to July 31, 2007. The Company shall respond to any comments of the Commission and use its commercially reasonable efforts to complete the Commission’s review of the Proxy Statement and distribute the same to the Company’s stockholders as promptly as practicable.”

c)	Section 4.11(b)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“the approval of a reverse split of 1-for-75 of the Company’s outstanding shares of Common Stock, or such other amount within the range of 1-for-50 to 1-for-100 as may be determined by the Board of Directors and reasonably acceptable to the Purchasers who surrender Convertible Promissory Notes (the “Reverse Stock Split”)”

d)	Section 4.13 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Board of Directors. At the Shareholder Meeting, the Company will fix the size of its Board of Directors at seven (7) persons, which will consist of the following: (a) upon and after the Closing, three (3) incumbent directors, (b) one (1) vacancy that may be filled at any time after the Closing with a new director designated by the Purchasers who surrender Convertible Promissory Notes (the “Bridge Lenders”), which new director shall be reasonably acceptable to the Company (the “Initial Purchaser Designee”), and (c) three (3) additional vacancies. For so long as the Bridge Lenders hold at least that number of shares of Series B Preferred Stock that is equal to 50% of the Shares issued to the Bridge Lenders at the Closing, such Purchasers will have the right, but not the obligation, to designate the Initial Purchaser Designee and two (2) additional directors to the Board of Directors (the “Subsequent Purchaser Designees” and, together with the Initial Purchaser Designee, the “Purchaser Designees”), to fill the two (2) additional vacancies that will exist following the Closing. Upon the Bridge Lenders’ request at the Closing or from time to time thereafter, the Company shall cause the Purchaser Designees or any successor designee identified in writing by the Bridge Lenders to become members of the Board of Directors. The Company further covenants and agrees that it will take all reasonably necessary actions to ensure that the Purchaser Designees will be included on the Company’s slate of nominees for the Board of Directors submitted for a shareholder vote at any applicable annual meeting of stockholders after the Closing, including preparation of proxy materials and solicitation of the Company’s stockholders to give effect to this Section 4.13.”

e)	Section 5.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Termination. If the conditions to the Purchasers’ obligations at Closing have not been satisfied or waived on before the date that is fifteen (15) days after the applicable deadline for the Shareholder Meeting (i.e., May 31, 2007, unless the proxy statement relating to the Shareholder Meeting is reviewed by the Commission, in which case such date shall be extended to July 31, 2007), then this Agreement may be terminated at any time thereafter upon written notice to the Company by Purchasers representing at least a majority in interest of the Shares to be purchased hereunder. The provisions of Article VI shall survive the termination of this Agreement.”

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f)
Fees and Expenses. The Company’s obligation to reimburse the holders of Convertible Promissory Notes (as such term is defined in the Purchase Agreement) for fees and expenses in Section 6.1 of the Purchase Agreement is hereby amended from a maximum of “One Hundred Thousand Dollars ($100,000)” to “One Hundred Seventy-Five Thousand Dollars ($175,000).”

2. Ratification. The parties hereby ratify and confirm in all respects the Purchase Agreement, as amended by this Amendment.

3. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

4. Other Matters. The Company hereby acknowledges and agrees that the execution and delivery by the Purchasers of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Purchasers to execute similar extensions, amendments or waivers under the same or similar circumstances in the future.

5. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ALTEON INC.	Address for Notice:

By: /s/ Noah Berkowitz Name: Noah Berkowitz Title: President	221 West Grand Avenue Montvale, NJ 07645

With a copy to (which shall not constitute notice): Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. One Financial Center Boston, MA 02110 Attn: William T. Whelan, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BAKER/TISCH INVESTMENTS, L.P.	Address for Notice:

By:  Baker/Tisch Capital, L.P.,
its general partner
By:  Baker/Tisch Capital (GP), LLC,
its general partner

By:  /s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

BAKER BIOTECH FUND I, L.P.
By:  Baker Biotech Capital, L.P.,
its general partner
By:  Baker Biotech Capital (GP), LLC,
its general partner

By:  /s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

Baker Brothers Life Sciences, L.P.
By:  Baker Brothers Life Sciences Capital, L.P.
its general partner
By:  Baker Brothers Life Sciences Capital (GP), LLC
its general partner

By:  /s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

14159, L.P.
By:  14159 Capital, L.P.,
its general partner
By:  14159 Capital (GP), LLC,
its general partner

By:  /s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member
667 Madison Avenue 17th Floor New York, NY 10021 Fax:

IN WITNESS WHEREOF, the undersigned have caused this Amendment No.1 to Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Atticus Global Advisors, Ltd.	Address for Notice:

By:
Name: Matthew Edmonds
Title: Director

Green Way Managed Account Series, Ltd.,
in respect to its segregated account, Green Way Portfolio D

By:
Name: Dominique Ould-Ferhat
Title: President and Director
c/o Atticus Capital LP 152 West 57th Street New York, NY 10019 Attn: Legal Department Fax: (212) 373-0871